Exhibit 10.2

AMENDMENT
By this agreement dated June 30, 2009, the undersigned parties have agreed to amend their Limited Liability Company Purchase Agreement dated May 30, 2009 to extend the closing date and the “Closing” as such term is defined in such agreement from June 30, 2009 to July 10, 2009 (or earlier than July 10, 2009 if agreed to by the parties in writing).
Agreed:

HARTLAB LLC

/s/ Narayan Torke
Narayan Torke

/s/ Narayan Torke
Narayan Torke

ADEONA PHARMACEUTICALS, INC.

/s/ Max Lyon
Max Lyon
Chief Executive Officer and President